Exhibit 10.15

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Composite Version as amended
through Amendment No. 3

LOAN ORIGINATION AGREEMENT

Dated as of August 25, 2016

by and between

GREENSKY, LLC

and

FIFTH THIRD BANK

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LOAN ORIGINATION AGREEMENT

THIS LOAN ORIGINATION AGREEMENT dated as of August 25, 2016 (the “Effective Date”), by and between GREENSKY, LLC, a Georgia limited liability company (including its direct and indirect subsidiaries, “Servicer”), and FIFTH THIRD BANK, an Ohio-chartered, FDIC-insured bank (“Lender”), as amended December 22, 2016; July 1, 2017; February 15, 2018; and March 20, 2018. As used herein, “Party” shall mean Servicer or Lender, as applicable, and “Parties” shall mean both Servicer and Lender.

W I T N E S S E T H:

WHEREAS, Servicer is in the business of providing clerical, ministerial, and administrative services and a technology platform to lenders in connection with lenders originating consumer loans, primarily through a network of Program Merchants and Sponsors (as defined herein) (the “GreenSky® Program”); and

WHEREAS, the GreenSky® Program is a lending program administered by Servicer on behalf of federally-insured, federal and state chartered lenders participating in the GreenSky® Program; and

WHEREAS, Lender desires to participate in the GreenSky® Program by extending such loans directly to the customers of the Program Merchants and Sponsors on the terms provided for herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between Servicer and Lender as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein or in any certificate or document made or delivered pursuant hereto shall have the following meanings:

“ACH Account” shall have the meaning given to such term in the Servicing Agreement.

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“AML Laws” shall have the meaning given to such term in Section 5.01(a)(iv).

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“AML Program” shall have the meaning given to such term in Section 5.01(a)(iv).

“Borrower” shall mean, with respect to any Loan, the Person or Persons obligated to make payments with respect to such Loan.

“Business Day” shall mean a day that Lender is open for business and excluding Saturdays, Sundays and legal holidays.

“Commitment Amount” shall have the meaning set forth in Section 2.01(a).

“Confidential Information” shall mean (a) all non-public personal information, (b) all documents, materials, data, and/or information in whatever form or format (including without limitation electronic media) that relates to Loans originated under this Loan Origination Agreement or services provided under the Servicing Agreement or that relates to the business systems, practices, know-how, documents, reports, plans, proposals, forecasts, personnel, policies, training materials, complaints, or business continuity plans of the disclosing party and that is not generally known to the public, and (c) information that the disclosing party designates in writing as confidential or proprietary information or that the receiving party has reasons to know is confidential or proprietary information. Notwithstanding the foregoing, the following shall not constitute Confidential Information: (i) information that the receiving party is required by Law or Governmental Authority to disclose, provided that such disclosure is limited to disclosing only the reasonably required information in the manner required, (ii) information that otherwise becomes public other than as a result of action by the receiving party, and (iii) information that the receiving party can demonstrate that it developed without reference to the information received from the disclosing party.

“Credit Policy” shall mean the credit policy adopted by Lender as set forth in Schedule A.

“Default” shall mean (i) any breach or violation of, default under, contravention of, or conflict with, any contract, Law, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any contract, Law, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any liability under, any contract, Law, Order, or Permit.

“Dissolution Event” shall have the meaning set forth in Section 6.04.

“External AML Compliance Review” shall have the meaning given to such term in Section 5.01(a)(iv).

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“Governmental Authority” shall mean any federal, state or local governmental or regulatory authority, agency, court, tribunal, commission or other regulatory entity asserting jurisdiction over either Party or the activities of either Party.

“Law” shall mean any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its assets, liabilities, or business, including those promulgated, interpreted or enforced by any Governmental Authority.

“Lender” shall have the meaning set forth in the Recitals hereto.

“Lien” shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

“Loan” shall mean a loan originated pursuant to this Loan Origination Agreement, together with any amounts, including interest, fees and other charges, generated with respect thereto.

“Loan Origination Agreement” shall mean this Loan Origination Agreement and the schedules hereto and all amendments hereto or thereto.

“Lockbox” shall have the meaning given to such term in the Servicing Agreement.

“Noncompliance Event” shall have the meaning given to such term in Section 5.03.

“OFAC list” shall have the meaning given to such term in Section 5.01(a)(iv).

“Order” shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Governmental Authority.

“Outstanding Balance” shall mean, as of any specified date, the face value of a Loan plus the amount of any interest, fees or other amounts due under or with respect to such Loan minus any payments, credits, or other amounts credited against such Loan, all as contemplated by the Servicing Agreement.

“Performance Fee” shall have the meaning given to such term in the Servicing Agreement.

“Performance Termination Event” shall have the meaning given to such term in Section 6.02.

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“Performance Threshold” shall mean the annualized monthly Portfolio Credit Losses as a percentage of the aggregate Outstanding Balances of all Loans measured at month-end on a rolling three months basis.

“Permit” shall mean any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets, or business.

“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“Portfolio Credit Losses” shall mean, for each calendar month, an amount equal to (a) the Outstanding Balance of all Loans that become past due by 90 or more days during such month or for which Servicer became aware during such month that the sole Borrower or all Co-Borrowers (as applicable) are the subject of a bankruptcy or similar proceeding or have died, plus (b) to the extent Lender is not otherwise compensated therefor, the portions of the Outstanding Balance of all Loans that have been waived, compromised, settled or forgiven during such month (other than for Loans that were previously included in Portfolio Credit Losses pursuant to clause (a)). For the avoidance of doubt, in no event shall the Portfolio Credit Losses for a particular month include any amounts that were previously included in Portfolio Credit Losses for a prior month or for which Lender was otherwise compensated.

“Prime Rate” shall mean, as of any specified date, the “prime rate” as published in the “Money Rates” table in The Wall Street Journal on such date. If more than one prime rate is published in the “Money Rates” table, the highest of those rates will be the Prime Rate for purposes of this Loan Origination Agreement. If The Wall Street Journal ceases to publish a “Money Rates” table or if a prime rate is no longer included in the rates published therein, Lender and Servicer shall agree on a substitute that is a comparable index.

“Program Agreements” shall mean the agreements entered into from time to time between Servicer (or its Affiliates) and Program Merchants under which Servicer provides clerical, ministerial, and administrative services to Lenders in their origination of loans for the benefit of Lender.

“Program Merchants” shall mean manufacturers, dealers, merchants, providers, distributors, retailers, contractors and installers of goods and services that have entered into Program Agreements to be authorized to participate in the GreenSky® Program.

“Regulatory Termination Event” shall have the meaning given to such term in Section 6.05.

“Servicer” shall have the meaning set forth in the Recitals hereto.

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“Servicing Agreement” shall mean the Servicing Agreement by and between Servicer and Lender.

“Servicing Fee” shall have the meaning given to such term in the Servicing Agreement.

“Settlement Amount” shall mean the amounts advanced by Lender to Borrowers or on behalf of Borrowers that constitute disbursements of Loans to Borrowers.

“Settlement Date” shall mean each Business Day on which Servicer notifies Lender of a Settlement Amount as provided in Section 2.01(b)(i) below.

“Sponsors” shall mean sponsors of Program Merchants that refer Program Merchants to participate in the GreenSky® Program.

“UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

“Underwriting Criteria” shall mean the underwriting standards adopted and maintained by Lender for Loans reflected in Schedule A, as they may be amended from time to time, (i) by agreement of the Parties, (ii) by Lender in response to advice or comments received from a Governmental Authority upon 30 days advance written notice to Servicer or (iii) by Lender to the extent required by Law upon written notice to Servicer.

Section 1.02 Other Definitional Provisions.

(a) All terms defined in this Loan Origination Agreement shall have the defined meanings when used in any certificate, notice, or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Loan Origination Agreement shall refer to this Loan Origination Agreement as a whole and not to any particular provision of this Loan Origination Agreement; and section and schedule references contained in this Loan Origination Agreement are references to sections and schedules to this Loan Origination Agreement unless otherwise specified.

ARTICLE II

LOAN ORIGINATION RIGHTS & OBLIGATIONS

Section 2.01 Loan Origination Obligations.

(a) Origination of Loans.

(i) GreenSky® Program. As program administrator of the GreenSky® Program, Servicer shall use commercially reasonable efforts to maintain and develop the network of

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Program Merchants participating in the GreenSky® Program as a source for Loans to be made by Lender pursuant to this Loan Origination Agreement.

(ii) GreenSky® Program Merchant and Sponsor Credentialing and Monitoring. Servicer will credential its Program Merchants and Sponsors according to its customary practices, will make available to Program Merchants periodic guidance and training regarding consumer disclosure standards for the GreenSky® Program, will monitor and review consumer complaints that it receives (and the resolution thereof), and, where it deems appropriate, terminate relationships with Program Merchants and Sponsors when Program Merchants and Sponsors have not complied with applicable Laws or the GreenSky® Program and have failed to resolve such non-compliance to Servicer’s satisfaction or as Servicer otherwise deems appropriate in order to maintain the integrity of the GreenSky® Program.

(iii) Testing Period. Subject to the terms and conditions hereof, Lender will commit to fund Loans originated as part of the GreenSky® Program that meet the Underwriting Criteria up to a maximum of [*****] dollars ($[*****].00) in aggregate outstanding principal balances held on Lender’s balance sheet at any time (as it may be increased in accordance with Section 2.01(a), the “Commitment Amount”) for a period commencing [*****].

[*****].

(iv) Commitment Amount after Testing Period. If Lender does not determine during the Testing Period that it wants to discontinue funding Loans thereafter, subject to the terms and conditions hereof, and at a pace as agreed upon by Lender and Servicer, Lender will fund Loans originated as part of the GreenSky® Program that meet the Underwriting Criteria up to a revised Commitment Amount of [*****] dollars ($[*****].00) in aggregate outstanding principal balances held on Lender’s balance sheet at any time. [*****]. The Commitment Amount may be further increased by written agreement between the Parties.

(v) Loan Terms. Each Loan shall include an interest rate, loan term, repayment and other terms consistent with Schedule A and shall be evidenced by Lender’s loan agreement substantially in the form attached hereto as Schedule C and other customary documentation consistent with Lender’s lending practices.

(b) Settlement Procedure.

(i) No later than 12:00 noon (Eastern time) each Business Day, the “Settlement Date,” Servicer, by electronic transmission, shall provide Lender’s designee with a report setting forth the calculation of the Settlement Amount and the payees thereof, which may be a disbursement account from which further payments are to be made. The Settlement Amount shall be paid by Lender by wire transfer, ACH or direct deposit to an account

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designated in writing by an authorized officer of Servicer no later than 4:00 p.m. (Eastern time), unless Servicer is late in notifying Lender of the Settlement Amount due on the Settlement Date, in which case Lender shall use all commercially reasonable efforts to send the Settlement Amount within the time period set forth above or as soon thereafter as possible, but no later than 5:00 p.m. (Eastern time) of the next Business Day following such Lender’s receipt of notice from Servicer.

(ii) All amounts paid on the Loans by Borrowers shall be deposited into the Lockbox or the ACH Account, as applicable, and shall be disbursed therefrom in accordance with the terms and procedures set forth in the Servicing Agreement. In the event that Servicer shall at any time receive any other payment with respect to any Loan from a Borrower, Servicer shall promptly forward such amount into the Lockbox.

Section 2.02 Dispute over Settlement Amount.

(a) In the event Lender disputes the accuracy of the Settlement Amount provided by Servicer, Lender promptly shall notify Servicer, but such notice shall not affect Lender’s obligation for timely payment of the Settlement Amount as provided by Servicer, unless the Settlement Amount would cause the aggregate outstanding principal balances to exceed the Commitment Amount. Payment of any Settlement Amount shall not constitute a waiver by Lender of the right to dispute the accuracy of such Settlement Amount, and any such dispute shall be resolved promptly.

(b) In the event it is determined that Lender was correct in disputing the accuracy of the Settlement Amount for a given day, Servicer promptly shall remit to Lender the overpayment amount due Lender with interest thereon computed at the per annum rate equal to the Prime Rate in effect on the date the Settlement Amount was paid.

Section 2.03 Improper Loans. As Lender’s non-exclusive remedy, Servicer shall immediately reimburse the Lender for any Loan found to be improperly (under the terms of this Loan Origination Agreement) or illegally (including for non-compliance with any Law) originated, by paying Lender an amount equal to the Outstanding Balance of such Loan (except to the extent that Lender previously has been paid for the receivable attendant to such Loan pursuant to the Servicing Agreement or otherwise). Lender shall remain the lender of record for, and continue to own any such Loan, unless the Loan is assigned to another lender in the GreenSky® Program.

Section 2.04 Allocation of Loans. [*****].

Section 2.05 Portfolio Data. Notwithstanding anything to the contrary contained in this Loan Origination Agreement, but subject to applicable Law, Servicer may share any portfolio data associated with the Loans that does not contain personal identifying information of a Borrower and does not identify Lender by name with the Program Merchants and Sponsors, potential and actual financing sources and investors for Servicer’s business, Servicer’s business partners and professional advisors.

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Section 2.06 Intent of Parties. The Loans shall at all times be the property of Lender and at no point shall Servicer have an ownership interest therein nor shall Lender be deemed to be a lender to Servicer. Notwithstanding the foregoing, in the event and to the extent that Servicer is deemed to have an ownership interest in any Loans (as a result of the Uniform Commercial Code or otherwise), Servicer hereby grants to Lender a security interest in all of its right, title and interest, whether now existing or hereafter acquired, in, to and under such Loans and the proceeds thereof.

Section 2.07 Non-Exclusivity. Lender understands and agrees that the customer relationships with the Borrowers established as a result of Lender’s participation in the GreenSky® Program are non-exclusive to Lender (and Servicer shall have the right to market other products and services to Borrowers based upon a Loan or the Borrower’s application for a Loan, subject to compliance with the Gramm-Leach-Bliley Act (Regulation P) to the extent applicable). During the term of this Loan Origination Agreement, Lender agrees not to solicit Borrowers for the express purpose of refinancing a loan originated under the GreenSky® Program. For the purpose of clarification, any restrictions contained in this Agreement shall have no effect on: (i) any customer relationships by and between Lender and a Borrower established independently of the GreenSky® Program, (ii) existing banking or lending relationships between Lender and a Borrower or a banking or lending relationship that arises in the future, whether or not solicited by Lender as part of a solicitation of Borrower by Lender, (iii) by means of any general solicitation for Lender products or services not specifically targeted at Borrowers, (iv) non-credit related services and products offered from time to time by Lender, or (v) any solicitation of Borrowers who participate in GreenSky® Program Loans as a result of Merchant Referrals. Lender agrees that Borrowers may be solicited for other products or services in connection with the GreenSky® Program, and Lender will share information with Servicer for such purposes based on the written instruction of the Borrower to Lender to share nonpublic financial information with Servicer.

Section 2.08 Exclusive Program. Lender agrees that, by participating in the GreenSky® Program, neither it nor its Affiliates will provide Program Merchants and Sponsors with close-end loan customer financing for goods or services offered by Program Merchants and Sponsors other than pursuant to this Loan Origination Agreement during [*****].

ARTICLE III

INDEMNIFICATION AND DAMAGES

Section 3.01 Damages. Subject to Section 3.03, each Party shall be entitled to all monetary and equitable relief awarded to them by an arbitrator or, if applicable, a court, for a breach by the other Party of its representations, warranties, covenants or other agreements contained in this Loan Origination Agreement.

Section 3.02 Indemnification. To the fullest extent permitted by law, each Party hereby agrees to indemnify, defend and hold harmless the other Party, its affiliates, officers, directors,

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managers, employees, and agents (collectively, “indemnified parties”) from and against any and all losses, liabilities, claims, demands, damages, penalties, fines costs and expenses (including actual, reasonable attorneys’ fees and disbursements) of every, kind, nature and description (“Damages”) sustained or incurred by the indemnified parties, or any of them, that arise out of or relate to: (i) any material breach by the indemnifying Party of any representation, warranty or covenant applicable to such Party; and (ii) any gross negligence, willful misconduct or bad faith by the indemnifying party in connection with this Loan Origination Agreement, or the transactions contemplated herein. Without limiting the foregoing, Servicer hereby agrees to indemnify, defend and hold harmless Lender and its indemnified parties from and against any Damages that arise out of or relate to the failure of Servicer, its agents or subcontractors to obtain and maintain any licenses or permits required by any Governmental Authority pursuant to any Governmental Requirements to be obtained or maintained by Servicer, its agents or subcontractors in connection with the services described in this Agreement. In addition, to the extent commercially practical, Servicer will enforce the contractual provisions of any Program Merchant Agreement affording indemnification or other similar rights for the benefit of Servicer or Lender, as applicable.

Section 3.03 Types of Damages. Notwithstanding the foregoing, or any breach of contract or other remedies provided for under applicable Law, in no event shall either Party, or any of their respective affiliates, officers, directors, managers, employees, or agents be liable for any indirect, incidental, special, punitive, exemplary or consequential damages of any type whatsoever, including without limitation lost profits (even if advised of the possibility thereof) arising in any way from the transactions contemplated hereunder, except insofar as (a) the Performance Fee and Servicing Fee may be deemed to embody these types of damages, or (b) such damages have been determined by a court of competent jurisdiction to be owed to an unrelated third party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of Servicer. As of the date hereof and as of each Settlement Date, Servicer hereby represents and warrants to, and agrees with, Lender that:

(a) Organization. Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. Servicer shall be entitled, however, to convert into a Georgia or Delaware corporation.

(b) Capacity; Authority; Validity. Servicer has all necessary company power and authority to enter into this Loan Origination Agreement and to perform all of the obligations to be performed by it under this Loan Origination Agreement. This Loan Origination Agreement and the consummation by Servicer of the transactions contemplated hereby have been duly and validly authorized by all necessary company action on the part of Servicer, and this Loan Origination Agreement has been duly executed and delivered by Servicer and constitutes the valid and binding obligation of Servicer, enforceable against Servicer in accordance with its terms (except as such

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enforceability may be limited by equitable limitations on the availability of equitable remedies and by bankruptcy and other laws affecting the rights of creditors generally).

(c) Conflicts; Defaults. Neither the execution and delivery of this Loan Origination Agreement by Servicer nor the consummation of the transactions contemplated by this Loan Origination Agreement by Servicer will (A) conflict with, result in the breach of, constitute a default under, or accelerate the performance required by, the terms of any contract, instrument or commitment to which Servicer is a party or by which Servicer is bound, including without limitation, any Program Agreement, (B) violate the governing documents of Servicer, (C) result in the creation of any lien, charge or encumbrance upon any of the Loans (except pursuant to the terms hereof), (D) require the consent or approval under any judgment, order, writ, decree, permit or license to which Servicer is a party or by which it is bound, or (E) require the consent or approval of any other party to any contract, instrument or commitment to which Servicer is a party or by which it is bound.

(d) Litigation. There is no claim, or any litigation, proceeding, arbitration, investigation or controversy pending, to which Servicer is a party, or by which it is bound, which materially adversely affects Servicer’s ability to consummate the transactions or obligations contemplated.

(e) No Consent; Etc. No consent of any Person (including without limitation any member or creditor of Servicer) and no consent, license, permit or approval or authorization or exemption by notice or report to, or registration, filing or declaration with, any Governmental Authority is required (other than those previously obtained) in connection with the execution or delivery of this Loan Origination Agreement by Servicer, the validity of this Loan Origination Agreement with respect to Servicer, the enforceability of this Loan Origination Agreement against Servicer, the consummation by Servicer of the transactions contemplated hereby or the performance by Servicer of its obligations hereunder, except insofar as the absence thereof would not result in a materially adverse impact on Servicer, Lender or the Loans.

(f) No Material Adverse Effect. No event has occurred and is existing which would have a material adverse effect on the financial condition or operations of Servicer or its ability to perform its obligations hereunder.

(g) Compliance with Law. Servicer has complied in all material respects with all applicable Laws, Orders, judgments, injunctions, decrees or awards to which it is subject and that relate in any way to this Loan Origination Agreement or the performance by Servicer of its obligations hereunder. Servicer has in effect all Permits necessary for it to own, lease, or operate its assets and to carry on its business in all material respects as now conducted, and such Permits are in full force and effect, and there has occurred no Default under any such Permit. Servicer is not in receipt of any written notification or communication from any Governmental Authority (i) asserting that Servicer is not in compliance with any of the Laws or Orders that such Governmental Authority enforces where such noncompliance would have a materially adverse effect on Servicer’s ability to perform its obligations hereunder, (ii) threatening to revoke any Permits that

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are material to Servicer’s performance of its obligations hereunder, or (iii) requiring Servicer to enter into or consent to the issuance of a cease and desist order, consent order, formal agreement, directive, commitment, or memorandum of understanding, or to adopt any board resolution or similar undertaking, which restricts the conduct of its business in a manner that would have a materially adverse effect on the ability of Servicer to perform its obligations hereunder.

(h) Enforceability. This Loan Origination Agreement constitutes a legal, valid, and binding obligation of Servicer enforceable against Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or general principles of equity.

(i) Ownership. Except as otherwise provided herein, upon the funding of a Loan by Lender, Lender shall have full right, title and interest in each such Loan free and clear of all Liens or other encumbrances other than those imposed as a result of Lender’s own actions.

(j) Accuracy of Information. Assuming the accuracy of the information provided by Borrowers, all information and documentation relating to the Loans submitted to Lender by Servicer pursuant to this Loan Origination Agreement is true and correct in all material respects and accurately reflects the status of each Loan and the indebtedness to which such documentation relates.

Section 4.02 Representations and Warranties of Lender. As of the date hereof and as of each Settlement Date, Lender hereby represents and warrants to, and agrees with, Servicer that:

(a) Organization. Lender is a state-chartered, FDIC-insured bank duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b) Capacity; Authority; Validity. Lender has all necessary power and authority to enter into this Loan Origination Agreement and to perform all of the obligations to be performed by it under this Loan Origination Agreement. This Loan Origination Agreement and the consummation by Lender of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Lender, and this Loan Origination Agreement has been duly executed and delivered by Lender and constitutes the valid and binding obligation of Lender and is enforceable against Lender in accordance with its terms (except as such enforceability may be limited by equitable limitations on the availability of equitable remedies and by bankruptcy and other laws affecting the rights of creditors generally).

(c) Conflicts; Defaults. Neither the execution and delivery of this Loan Origination Agreement by Lender nor the consummation of the transactions contemplated by this Loan Origination Agreement by Lender, will (A) conflict with, result in the breach of, constitute a default under, or accelerate the performance provided by the terms of any contract, instrument or commitment to which Lender is a party or by which it is bound, (B) violate the certificate of incorporation or bylaws, or other equivalent organizational document of Lender, (C) require any consent or approval under any judgment, order, writ, decree, permit or license to which Lender is

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a party or by which it is bound, or (D) require the consent or approval of any other party to any contract, instrument or commitment to which Lender is a party or by which it is bound.

(d) Litigation. There is no claim, or any litigation, proceeding, arbitration, investigation or controversy pending, to which Lender is a party or by which it is bound, which materially adversely affects Lender’s ability to consummate the transactions contemplated hereby.

(e) No Consent, Etc. No consent of any Person (including without limitation any stockholder or creditor of Lender) and no consent, license, permit or approval or authorization or exemption by notice or report to, or registration, filing or declaration with, any Governmental Authority is required (other than those previously obtained) in connection with the execution or delivery of this Loan Origination Agreement by Lender, the validity of this Loan Origination Agreement with respect to Lender, the enforceability of this Loan Origination Agreement against Lender, the consummation by Lender of the transactions contemplated hereby, or the performance of Lender of its obligations hereunder, except insofar as the absence thereof would not result in a materially adverse impact on Lender, Servicer, or the Loans.

(f) Compliance with Laws. The Underwriting Criteria and Credit Policy are consistent with Lender’s lending authority under state and federal law, and Lender shall notify Servicer immediately of any change to such lending authority. Lender’s deposits are insured by the Federal Deposit Insurance Corporation and Lender has in effect all Permits necessary for it to own, lease, or operate its assets and to carry on its business in all material respects as now conducted, and such Permits are in full force and effect, and there has occurred no Default under any such Permit. Lender is not in receipt of any written notification or communication from any Governmental Authority (i) asserting that Lender is not in compliance with any of the Laws or Orders that such Governmental Authority enforces where such noncompliance would have a materially adverse effect on Lender’s ability to perform its obligations hereunder, (ii) threatening to revoke any Permits that are material to Lender’s performance of its obligations hereunder, or (iii) requiring Lender to enter into or consent to the issuance of a cease and desist order, consent order, formal agreement, directive, commitment, or memorandum of understanding, or to adopt any board resolution or similar undertaking, which restricts materially the conduct of its business or in any manner relates to capital adequacy, credit or reserve policies or management that would have a materially adverse effect on the ability of Lender to perform its obligations hereunder.

Section 4.03 Notice of Breach. Upon discovery by either Servicer or Lender of a breach of any of the representations and warranties set forth in this Article IV, the Party discovering such breach shall give written notice to the other Party as soon as possible.

ARTICLE V

COVENANTS

Section 5.01 Covenants of Servicer and Lender.

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(a) Covenants of Servicer. Servicer hereby covenants and agrees to provide the following services to the Lender and to take the following actions:

(i)	Investigation. Servicer, on behalf of Lender, will obtain a credit report on each Borrower from a nationally recognized credit bureau, and will maintain a system that reviews both the Credit Application and such report for compliance with the Underwriting Criteria and Credit Policy (and test such system routinely, but no less than quarterly during the term of this Agreement).

(ii)	Program Merchants Compliance. Servicer shall maintain policies and procedures governing the selection of Program Merchants and the oversight of the Program Merchants’ compliance with the GreenSky® Program, as currently set forth in Servicer’s Merchant Underwriting Policy and Guidelines and Merchant Management Guidelines (as such policies may be amended, restated or superseded from time to time in Servicer’s discretion). Servicer shall use commercially reasonable efforts to enforce such policies and procedures and, if Servicer determines that a Program Merchant is not in compliance with such policies and procedures, Servicer shall take such action as Servicer deems appropriate to remedy the non-compliance or to terminate Servicer’s relationship with the Program Merchant. Servicer shall maintain reasonable records related to Servicer’s actions as it relates to any such non-compliance by any Program Merchant.

(iii)	Documentation. Servicer, on behalf of Lender, will maintain a loan file for each Loan (which may be electronic) that will contain all agreements evidencing the Loans, all underwriting documents, all collection notes and all legally required disclosures.

(iv)	Anti-Money Laundering and High-Risk Program Merchants and Sponsors. Servicer currently has and shall continue to maintain and enforce policies and procedures (the “AML Program”) that meet industry standards for compliance with all applicable anti-money laundering laws, including without limitation the Bank Secrecy Act and the USA Patriot Act, as amended, and any similar applicable Governmental Requirements (collectively “AML Laws”). In originating the Loans, Servicer and any third parties involved in Lender’s origination of the Loans will comply with the AML Program and the AML Laws. Without by implication limiting the generality of the foregoing, Servicer and any third parties involved in Lender’s origination of the Loans, on behalf of Lender, will conduct the requisite due diligence in connection with the origination of the Loans and the collection and verification of all Borrowers’ identification information for the purpose of AML Laws using the non-documentary method under the AML Laws and will make available to Lender (during normal business
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hours for inspection at Servicer’s facility or as otherwise agreed by the Parties) sufficient information to evidence such actions and identify the applicable Borrowers for purpose of the recordkeeping requirements under applicable AML Laws. Servicer, on behalf of Lender, shall take commercially reasonable steps to ensure that each Borrower is not on any list maintained by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC list”) of prohibited persons, entities, or prohibited or restricted jurisdictions. Servicer’s obligation to monitor Borrowers under this Section 5.01(a)(iv) shall include, but is not limited to, initial and on-going monitoring of all participants in the GreenSky® Program that make or receive disbursements or payments under the GreenSky® Program. Upon request, Servicer shall provide documents and information requested by Lender demonstrating Servicer’s compliance with the AML Laws, including, but not limited to, customer information that was required to be collected during any loan origination process. The Servicer shall share with Lender the results of its most recent 2016 External AML Compliance Review (subject to applicable disclosure restrictions with respect to such review and, if required, Lender’s execution of non-reliance letters, and subject to such results not being privileged) and shall have a third-party (such third party shall be reasonably acceptable to Lender) compliance review performed to test the AML Program’s sufficiency and compliance with AML Laws (the “External AML Compliance Review”) at a frequency of no less than every 18 months. Servicer shall share the results of the External AML Compliance Review with the Lender (subject to applicable disclosure restrictions with respect to such review and, if required, Lender’s execution of non-reliance letters, and subject to such results not being privileged) and shall implement recommendations as agreed upon between Servicer and Lender. In addition, in an effort to ensure that Servicer provides Borrowers and potential Borrowers with the appropriate disclosures required by AML Laws, Servicer shall include in all applicable applications, disclosure materials or consumer contracts of Borrowers and potential Borrowers of Lender (to the extent required by the AML Laws) the following language, in substantially the same form and substance: “Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.” [*****].

(v)	Reasonable Steps. With respect to each individual assigned by Servicer to perform services for Lender, Servicer has taken, or will take, all
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commercially reasonable steps: (a) to ensure that such individual has not been convicted of any felony or aggravated misdemeanor and has not been banned from the business of banking; (b) to verify that such individual, if performing services in the United States, is eligible to work in the United States in accordance with all applicable laws; and (c) to ensure that such individual is not on any OFAC list. Servicer has taken, and will take, all commercially reasonable steps to ensure that no entity to which Servicer subcontracts any work under this Loan Origination Agreement or the Servicing Agreement is on the OFAC list. Servicer represents that neither it, nor any of its owners (including without limitation its shareholders, partners and members, as applicable), are on the OFAC list.

(vi)	Ownership Interests. Servicer will not take any action inconsistent with Lender’s ownership of the Loans, or grant, create, incur, assume or suffer to exist any Lien (arising through or under Servicer) on, any Loan, whether now existing or hereafter created, or any interest therein, and Servicer shall not claim any ownership interest in the Loans and shall defend the right, title and interest of Lender in, to and under the Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under Servicer.

(vii)	SOC 1 Report. Annually, Servicer shall provide Lender with a SOC 1 Report (Type II) issued in accordance with the Statement on Standards for Attestations Engagements No. 16 (or the successor thereto) from a qualified audit firm that is acceptable to Lender in its reasonable discretion and shall promptly correct any material deficiencies identified therein.

(viii)	Insurance Coverage. Servicer shall maintain the insurance coverage described in Schedule B with a carrier rated “A VIII” or higher by A.M. Best or that otherwise is reasonably acceptable to Lender, whose approval will not be unreasonably withheld or delayed. Servicer will furnish a certificate of insurance showing the required insurance is in force and satisfies this requirement upon Lender’s request.

(ix)	Backup Servicer. Servicer shall maintain a contractual arrangement with Systems & Services Technologies, Inc. or another third-party service provider who is reasonably acceptable to Lender, whose approval will not be unreasonably withheld or delayed, to provide back-up services to Lender in the event Servicer is unable to fulfill its servicing obligations under the Servicing Agreement.

(x)	Audited Financial Statements. Servicer will provide Lender with its annual audited financial statements within 120 days of the end of each fiscal year of Servicer.
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(xi)	Official Records. Servicer shall maintain this Loan Origination Agreement as a part of its official records.

(xii)	Information Security. As an initial condition to the funding of Loans, Servicer will cooperate with Lender in the completion of Lender’s Security Checklist and Application Review process and the results of the responses must be reasonably satisfactory to Lender for Servicer to become an approved provider of Lender.

(b) Covenants of Lender. Lender covenants that it will provide Servicer with any reasonably requested information necessary to enable Servicer to determine Lender’s compliance with Section 4.02(f) of this Loan Origination Agreement.

Section 5.02 Marketing Matters. Any marketing materials used by Servicer to promote the GreenSky® Program will comply with applicable Law. Lender may publicize its involvement with the GreenSky® Program consistent with the GreenSky® Program guidelines and subject to Servicer’s prior written consent, which consent will not be unreasonably withheld or delayed. Lender shall retain full control over the use of Lender’s name and trademarks, although Servicer shall be entitled to use Lender’s name in connection with servicing the Loans to the extent contemplated by the Servicing Agreement.

Section 5.03 Inspections. Lender may individually or via a third party audit Servicer for compliance with the terms of this Agreement. Servicer agrees to make available its facilities, personnel and records when reasonably requested by Lender: (i) on a quarterly basis to enable Lender or its auditors to perform agreed upon audit procedures on Servicer’s accounting, information technology, Loan origination, loan servicing and collection policies and operations and (ii) on a quarterly basis to permit statistical sampling to confirm the satisfaction of the Underwriting Criteria and the performance of the Loans. Servicer agrees to respond to Lender in writing within 30 days of its receipt of written notice of any deficiencies identified during these audits or otherwise, and, in the event that Servicer does not correct any deficiencies material to the Loans taken as a whole identified during these audits within 30 days of Servicer’s response to Lender, then it shall be deemed to be a “Noncompliance Event.” Lender’s failure to exercise its right to audit Servicer or request corrections pursuant to this Section shall not act as a waiver of any of its rights or remedies under this Loan Origination Agreement. Each Party shall make available its facilities, personnel and records with regard to the matters relating the Loans for examination or audit when requested by a Governmental Authority.

Section 5.04 Bank Advisory Committee. Within 90 days after the Effective Date, Servicer will form an advisory committee comprised of at least 4 members, which members shall be representatives of banks that are parties to a loan origination agreement and servicing agreement with Servicer, whose Loans originated through such loan origination agreements exceed 10% of the total Loans serviced using the GreenSky® Program and who are willing to have a representative serve on such committee (the “Bank Advisory Committee”). Notwithstanding the foregoing,

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Lender will be permitted to appoint one representative to the Bank Advisory Committee as long as Lender continues to fund Loans under this Loan Origination Agreement. The purpose of the Bank Advisory Committee is to provide Servicer with periodic non-binding input and advice with respect to operational and other topics impacting the GreenSky® Program. The Bank Advisory Committee shall not consider topics such as pricing or market allocation or any other topic that Servicer or any member of the Bank Advisory Committee considers anti-competitive. The Bank Advisory Committee will meet from time to time upon the request of Servicer or of a majority of the members of the Bank Advisory Committee, but no less frequently than quarterly.

Section 5.05 [*****].

ARTICLE VI

TERM, TERMINATION AND PURCHASE

Section 6.01 Term. This Loan Origination Agreement shall commence as of the Effective Date and shall continue until the 3rd anniversary of the Effective Date, provided that such date shall be extended automatically for additional one year periods without further action by the Parties, unless not less than 90 days prior to the expiration date then in effect either party gives the other party written notice of nonrenewal.

Section 6.02 Performance Termination. Lender may terminate this Loan Origination Agreement upon 90 days prior written notice to Servicer if (i) Servicer is in Default under the Servicing Agreement or (ii) the Performance Threshold is greater than [*****].00% (each a “Performance Termination Event”). If such Performance Termination Event is not cured within 30 days after Servicer receives notice of the Performance Termination Event, this Loan Origination Agreement will be terminated, although Lender shall continue to be obligated to fund all approved but unfunded Loans that conform to the Credit Policy as of the day prior to the termination date set forth in the notice of the Performance Termination Event. Notwithstanding the foregoing, in the event of the limited circumstances described in Sections 2.01(a)(iii), 6.03, 6.04 and 6.05, the provisions of Section 2.01(a)(iii), 6.03, 6.04 or 6.05 (as applicable), including the notice and cure periods contemplated therein, shall apply.

Section 6.03 Noncompliance Termination. In the event that Servicer does not remedy a Noncompliance Event as required by Section 5.03, Lender shall be entitled to terminate this Loan Origination Agreement upon 10 days prior written notice. Notwithstanding the foregoing, Lender shall continue to be obligated to fund all unfunded Loans that conform to the Credit Policy approved as of the day prior to the termination date set forth in the notice of the Noncompliance Event.

Section 6.04 Dissolution Termination. If Servicer voluntarily goes into liquidation or consents to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or

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supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against Servicer, or Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making or suspension, a “Dissolution Event”), Lender shall have the right, at Lender’s sole option upon or following the date of any such Dissolution Event, to terminate this Loan Origination Agreement by written notice to Servicer, and, thereupon, Lender shall have no further duties or obligations to fund Loans. Servicer shall promptly give notice to Lender of any Dissolution Event. Notwithstanding the foregoing, Lender shall continue to be obligated to fund all approved but unfunded Loans that conform to the Credit Policy as of the day prior to the termination date set forth in the notice of the Dissolution Event until such time as all such Loans have been funded.

Section 6.05 Regulatory Termination Event. Lender may, upon 90 days prior written notice to Servicer (or such shorter time period as is required by a Governmental Authority or by applicable Law), terminate this Loan Origination Agreement (a) in whole or in part as may be required to meet the requirements of a Governmental Authority, if Lender receives written notification from a Governmental Authority indicating that the relationship created between Lender and Servicer by this Loan Origination Agreement and/or the Servicing Agreement breaches, violates, contravenes or conflicts with any Law, Order, or Permit applicable to Lender in any material respect, (b) consistent with regulatory guidance obtained or derived by Lender in good faith from a Governmental Authority with jurisdiction over financial institutions; (c) in whole or in part, as applicable, if as a result of such Loan Origination Agreement or the Loans contemplated hereby, Lender is subject to unduly burdensome regulatory restrictions or (d) in part with respect to any Program Agreement, if Lender receives written notification from a Governmental Authority indicating that such Program Agreement breaches, violates, contravenes or conflicts with any applicable Law, Order, or Permit in any material respect (any such event, a “Regulatory Termination Event”), in each case subject to the right of Servicer to cure such breach, violation, contravention, conflict or restriction within 30 days after Servicer receives notice of the Regulatory Termination Event, to the extent that Lender reasonably believes such Regulatory Termination Event is curable by Servicer. In the event of a termination, Lender shall continue to be obligated to fund all unfunded Loans that conform to the Credit Policy approved on or before the day prior to the termination date set forth in the notice of the Regulatory Termination Event unless otherwise prohibited from doing so by the Governmental Authority. In the event Lender receives a binding and valid cease and desist order or other Order from a Governmental Authority preventing it from lawfully funding and originating Loans under this Loan Origination Agreement, the cure periods set forth above in this Section 6.05 will not apply, and Lender may immediately cease its originating and funding Loans under this Loan Origination Agreement.

Section 6.06 Optional Purchase. To maintain the consistency and continuity of the GreenSky® Program, if at any time this Loan Origination Agreement expires or is terminated by Lender for any reason, Servicer may purchase all, but not less than all, of the receivables attendent

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to the Loans (or arrange for the purchase of the receivables by a third party) from Lender, free and clear of all Liens, for an amount [*****]. Servicer may exercise this optional purchase at any time up to 90 days after the expiration or termination date, as applicable, by delivery of the purchase price to Lender; otherwise, such optional purchase right shall expire as of the 91st day after the expiration or termination date. Notwithstanding any optional purchase of receivables by Servicer, Lender will remain the lender of record, and continue to own, any such Loans, unless the Loans are assigned to another lender in the GreenSky® Program.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01 Amendment. This Loan Origination Agreement may not be modified or amended except by a writing executed by both Parties hereto.

Section 7.02 Governing Law. THIS LOAN ORIGINATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when actually delivered by a nationally recognized overnight courier or, if rejected by the addressee, when so rejected, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the address shown as follows:

If to Servicer:	GreenSky, LLC
5565 Glenridge Connector, Suite 700
Atlanta, Georgia 30342
Attention: President

With copy to:	GreenSky, LLC
5565 Glenridge Connector, Suite 700
Atlanta, Georgia 30342
Attention: General Counsel

If to Lender:	Fifth Third Bank
38 Fountain Square Plaza, MD 10904F
Cincinnati, Ohio 45263
Attention: Mark Erhardt
Cc: Vanessa Indriolo Vreeland
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Either Party shall have the right to change its notice address to another address within the continental United States of America upon providing notice to the other Party.

Section 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Loan Origination Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Loan Origination Agreement and shall in no way affect the validity or enforceability of the other provisions of this Loan Origination Agreement.

Section 7.05 Assignment. This Loan Origination Agreement is binding upon the Parties and their successors and assigns. Either Party may assign this Loan Origination Agreement or delegate part or all of its rights or obligations hereunder to a financially responsible Affiliate. In addition, Lender may sell, assign, convey or grant a security interest in all or part of the Loans made by it to any Person without limitation or restriction provided that any Person that acquires any interest therein agrees to be bound by the terms of this Loan Origination Agreement, and either Party may assign its interest hereunder as part of the sale of all or substantially all of its assets or business. Otherwise, neither Party can assign this Loan Origination Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, which may be withheld. Any purported assignment to a Person, without such prior written consent shall be void.

Section 7.06 Further Assurances. Servicer and Lender agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other Party more fully to effect the purposes of this Loan Origination Agreement, including, without limitation, the authorization or execution of any financing statements or amendments thereto or equivalent documents relating to the Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction and to provide prompt notification to the other Party of any change in the name or the type or jurisdiction of organization of such Party.

Section 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Servicer or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.08 Counterparts. This Loan Origination Agreement may be executed in two or more counterparts (and by different Parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 7.09 Binding; Third-Party Beneficiaries. This Loan Origination Agreement will inure to the benefit of and is binding upon the Parties hereto and their respective successors and

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permitted assigns. There are no intended third-party beneficiaries of this Loan Origination Agreement.

Section 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Loan Origination Agreement and the schedules hereto set forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Loan Origination Agreement.

Section 7.11 Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 7.12 Survival. All representations, warranties and agreements contained in this Loan Origination Agreement shall remain operative and in full force and effect and shall survive the termination of this Loan Origination Agreement. In addition, the termination or expiration of this Loan Origination Agreement shall not affect the rights of either Party to recover for breaches occurring prior thereto or with respect to provisions of this Loan Origination Agreement that by their terms continue after termination.

Section 7.13 Arbitration; Jury Trial. If there shall be any dispute arising out of or in any way relating to this Loan Origination Agreement, the contemplated transactions, any document referred to or incorporated herein by reference or centrally related to the subject matter hereof, or the subject matter of any of the same, the Parties covenant and agree as follows:

(a) The Parties shall first use their reasonable best efforts to resolve such dispute among themselves, with or without mediation.

(b) If the Parties are unable to resolve such dispute among themselves, such dispute shall be submitted to mandatory binding arbitration in Atlanta, Georgia under the auspices of, and pursuant to the rules of, the American Arbitration Association’s Commercial Arbitration Rules as then in effect, or such other procedures as the Parties may agree to at the time, before three arbitrators, one of whom shall be selected by Lender, one of whom shall be selected by Servicer and one of whom shall be selected upon the agreement of the arbitrators selected by Lender and Servicer. Any award issued as a result of such arbitration shall be final and binding between the Parties. After the Parties have complied with the mandatory arbitration provisions in this Section 7.13, the Parties agree that all subsequent actions or proceedings arising in connection with or related to this Loan Origination Agreement, including the enforcement of any arbitration award or decision hereunder, shall be tried and determined only in the state or federal courts located in Atlanta, Georgia. Each Party acknowledges that it has voluntarily and knowingly entered into an agreement to arbitration under this Section 7.13 by executing this Loan Origination Agreement. The Parties agree to abide by and perform any award or decision rendered by the arbitrators. The Parties covenant and agree to act as expeditiously as practicable in order to resolve all disputes by arbitration. Notwithstanding anything in this Section 7.13 to the contrary, no Party shall be precluded from seeking court action if the action sought is either injunctive action, a restraining order or other equitable relief.

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(c) TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF THE PARTIES WAIVES ANY RIGHTS THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF THIS LOAN ORIGINATION AGREEMENT. Each Party acknowledges that it has been represented by legal counsel of its own choosing and has been advised of the intent, scope and effect of this Section 7.13 and has voluntarily entered into this Loan Origination Agreement and this Section 7.13.

Section 7.14 Confidential Information. Each Party agrees to maintain the confidentiality of the Confidential Information that it receives from the other party, provided that nothing herein shall limit the ability of a Party to disclose such information to a subsidiary, parent, investor, or subcontractor, provided such recipient is subject to the foregoing confidentiality obligation. In addition, notwithstanding the foregoing, Lender shall at all times be entitled to disclose Confidential Information to Governmental Authorities, Servicer shall at all times be entitled to disclose aggregated performance data and other information that does not by its nature identify an individual Borrower or identify groups of Loans as funded by Lender, and both Parties shall be entitled to disclose Confidential Information to their auditors, attorneys and other professionals who are under a general duty of confidentiality.

[Remainder of the page intentionally left blank, Signature Page follows]

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IN WITNESS WHEREOF, Servicer and Lender have caused this Loan Origination Agreement to be duly executed by their respective officers as of the day and year first above written.

GREENSKY, LLC

By:	/s/ Timothy D. Kaliban
Name:	Timothy D. Kaliban
Title:	President

FIFTH THIRD BANK

By:	/s/ Ben Hoffman
Name:	Ben Hoffman
Title:	SVP

By:	/s/ Tom Carpenter
Name:	Tom Carpenter
Title:	Executive Vice President